Restructuring	12 Months Ended
Dec. 31, 2021
Wag Labs, Inc.
Restructuring

15.Restructuring

In 2019, the Company announced a restructuring plan to reduce operating expenses and improve the Company’s cash flows. As a result of the restructuring plan, which was substantially completed in the beginning of 2020, the Company recognized severance and other employee costs of zero and $0.3 million during the years ended December 31, 2021 and 2020, respectively. Additionally, as a result of the closure of the Los Angeles offices, the Company recognized lease cease-use charges of zero and $3.2 million during the year ended December 31, 2021 and 2020, respectively.

In May 2021, the Company entered into an agreement with its landlord to terminate and exit the Company’s Los Angeles office leases for a one-time termination fee of $2.8 million.

The following table sets forth a reconciliation of the beginning and ending restructuring liability balances by each major type of cost associated with the restructuring charges (in thousands):

	Severance	Lease
	and other	cease-use
	employee costs	costs	Total
Liability at December 31, 2020	$—	$2,873	$2,873
Charges	—	—	—
Cash Payments	—	(2,846)	(2,846)
Liability at December 31, 2021	$—	$27	$27

The following table summarizes the above restructuring related charges by line item within the Company’s statements of operations where they were recorded in the year ended December 31, 2020 (in thousands):

	Severance	Lease
	and other	cease-use
Year Ended December 31, 2020	employee costs	costs	Total
Operations and support	$134	$—	$134
Sales and marketing	14	—	14
General and administrative	137	3,225	3,362
	$285	$3,225	$3,510